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                                                                    Exhibit 4.6

                              CERTIFICATE OF TRUST

     The undersigned, the trustees of American Equity Capital Trust VI desiring to form a statutory trust pursuant to the Delaware Statutory Trust Act, 12 Del.
C. ss. 3801 hereby certify as follows:

          (1) Name. The name of the statutory trust formed hereby (the "Trust") is American Equity Capital Trust VI.

          (2) Delaware Trustee. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows: U.S. Bank Trust National Association, 300 Delaware Avenue, Suite 813, Wilmington, DE, 19801.

          (3) Effective Date. This Certificate of Trust shall be effective as of March 11, 2004.

          (4) This Certificate of Trust may be executed in one or more counterparts.

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     IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first written above.


                                       John M. Matovina, not in his individual
                                       capacity but solely as Trustee

                                       /s/ John M. Matovina
                                       -----------------------------------------


                                       Wendy L. Carlson, not in her individual
                                       capacity but solely as Trustee

                                       /s/ Wendy L. Carlson
                                       -----------------------------------------


                                       Debra J. Richardson, not in her
                                       individual capacity but solely as Trustee

                                       /s/ Debra J. Richardson
                                       -----------------------------------------


                                       U.S. Bank Trust National Association,
                                       as Delaware Trustee

                                       /s/ Frank P. Leslie III
                                       -----------------------------------------
                                         Name:  Frank P. Leslie III
                                         Title: Vice President

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